Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management

16.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Fair values of financial instruments
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value. The Company does not have any non-recurring fair value measurements as at December 31, 2018. Levels 1 to 3 of the fair value hierarchy are defined based on the degree to which fair value inputs are observable or unobservable, as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;

•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the net asset or liability, either directly or indirectly; and

•	Level 3 inputs are unobservable (supported by little or no market activity).

	December 31, 2018		December 31, 2017
	Level 1	Level 2	Level 1	Level 2
Financial assets
Fair value through profit or loss
Gold options	—	—	—	0.5
Fair value through OCI
Equity securities	7.8	—	35.8	—
Currency hedging derivative instruments	—	—	—	5.0

Financial liabilities
Fair value through profit or loss
Share purchase warrants	—	—	(0.1)	—
Gold options	—	(0.1)	—	—
Fair value through OCI
Currency hedging derivative instruments	—	(4.7)	—	—
Fuel options	—	(0.5)	—	—
	$7.8	($5.3)	$35.7	$5.5

The methods of measuring financial assets and liabilities have not changed during the year ended December 31, 2018. The Company does not have any financial assets or liabilities measured at fair value based on unobservable inputs (Level 3).
The fair value of option and forwards (gold and currency) contracts are determined using a market approach with reference to observable market prices for identical assets traded in an active market. These are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.
Equity Securities

As at December 31, 2018, the Company held shares in Monarques Gold Corp. that had a value of $7.3 million. The Company also has other investments valued at $0.5 million.

During the first quarter of 2018, the Company disposed of its investment in AuRico Metals as it was acquired by a third party for CAD$1.80 per share. The Company received $22.2 million in proceeds on its investment, resulting in a gain of $13.7 million, based on an average cost of CAD$0.72 per share. Also in the first quarter, the Company disposed of its position in Corex Gold for $2.7 million or CAD$0.13 per share, resulting in a gain of $0.6 million, based on an average cost of CAD$0.10 per share. The tax impact of these gains were $1.8 million. These gains were transferred from accumulated other comprehensive income to deficit.

Revolving Credit Facility
In the third quarter of 2018, the Company completed the extension of its existing undrawn revolving credit facility (the "Facility") of $400.0 million to September 20, 2022 from September 20, 2021 at similar terms and conditions to those existing previously. The Facility bears interest at a rate of Libor plus 2.00% to 3.125% on drawn amounts and stand-by fees of 0.45% to 0.70% on undrawn amounts, based on the Company's net leverage ratio, as defined in the agreement.
The Facility is secured against all of the material present and future assets, property and undertakings of the Company. The Facility contains various covenants customary for a loan facility of this nature, including limits on indebtedness, asset sales and liens. It contains financial covenant tests that include (a) a minimum interest coverage ratio of 3.0:1.0 and (b) a maximum net leverage ratio of 3.5:1.0, both as defined in the agreement. As at December 31, 2018, the Company is in compliance with the covenants and the Facility is fully undrawn.
The Company incurred costs of $0.8 million in 2018 to extend the Facility (2017 - $2.1 million). These costs are amortized into net earnings over the term of the Facility.

Derivative Instruments
The fair value of derivative instruments is as follows:

	December 31,	December 31,
	2018	2017
Derivatives designated as hedging instruments
Currency hedging derivative instruments	($4.7)	$5.0
Fuel options	(0.5)	—
	(5.2)	5.0
Derivatives not designated as hedging instruments
Gold options	($0.1)	$0.5
Share purchase warrants liability	—	(0.1)
	($0.1)	$0.4

Currency derivative instruments
The Company enters into option and forward contracts to hedge against the risk of an increase in the value of the Canadian dollar and Mexican peso versus the US dollar. These option and forward contracts are for the purchase of local currencies and the sale of US dollars, which settle on a monthly basis, and the Company believes this is an appropriate manner of managing currency risk.
During the year ended December 31, 2018, the Company has designated options and forwards as cash flow hedges for the highly probable Canadian dollar and Mexican peso purchases. These derivatives meet the hedge effectiveness criteria and are designated in a hedge accounting relationship as a result of the following factors:

•
An economic relationship exists between the hedged item and hedging instrument, as notional amounts match and both the hedged item and hedging instrument fair values move in response to the same risk (foreign exchange rates). Cash flows in relation to the designated hedged item and hedging instrument are matched since the foreign currency option and forward contracts (hedging instrument) matures during the same month as the operational cash flows (hedged item) are expected to be incurred. The correlation between the foreign exchange rate of the hedged item and the hedging instrument is highly correlated and closely aligned as the maturity and the notional amount are the same.

•
The hedge ratio is one to one for this hedging relationship, as the hedged item is foreign currency risk that is hedged with a foreign currency hedging instrument using one unit of both the hedged and hedging item respectively.

•	Credit risk is not material in the fair value of the hedging relationship.
The Company has identified two sources of potential ineffectiveness: 1) the timing of cash flow differences between the expenditure and the related derivative and 2) the inclusion of credit risk in the fair value of the derivative not replicated in the hedged item. The Company expects the impact of these sources of hedge ineffectiveness to be minimal. The timing of hedge settlements and incurred expenditures are closely aligned, as they are expected to occur within 30 days of each other. As noted above, credit risk is not a material component of the fair value of the Company’s hedging instruments, as all counterparties are reputable Canadian banking institutions and are highly rated.
The effective portion of the changes in fair value of the hedging instrument for the years ended December 31, 2018 and 2017 recorded in accumulated other comprehensive income is:

	December 31,	December 31,
	2018	2017
Balance, beginning of the period	$6.0	—
Unrealized (loss) gains on currency instruments	(5.9)	11.2
Less: realized gains on CAD currency instruments	(3.9)	(2.2)
Less: realized gains on MXN currency instruments	—	(1.3)
Deferred income tax related to hedging instrument	2.4	(1.7)
	($1.4)	$6.0

For the year ended December 31, 2018, the Company did not recognize any ineffectiveness on the hedging instruments.
The open contracts, which settle on a monthly basis, are summarized as at December 31, 2018:
Canadian dollar contracts

Period Covered	Contract type	Contracts (CAD$ Millions)	Average minimum rate (USD/CAD)	Average maximum rate (USD/CAD)	Forward price (USD/CAD)
2019	Collars	342.0	1.30	1.35	N/A
2019	Forwards	9.0	N/A	N/A	1.34
Mexican Peso contracts

Period Covered	Contract type	Contracts (MXN Millions)	Average minimum rate (MXN/USD)	Average maximum rate (MXN/USD)
2019	Collars	1,380.0	19.50	22.07
The fair value of these contracts was a liability of $4.7 million at December 31, 2018 (December 31, 2017 - asset of $5.0 million). For the year ended December 31, 2018, the Company realized gains of $3.9 million on the foreign currency contracts (for the year ended December 31, 2017 - realized gains of $4.3 million).
Gold option contracts

As at December 31, 2018, the Company held option contracts to protect against the risk of a decrease in the value of the gold price on a portion of gold sales. These option contracts ensure a minimum average realized gold price of $1,250 per ounce and a maximum average realized gold price of $1,377 per ounce, regardless of the movement in gold prices during 2019.
The following gold collar contracts are outstanding as of December 31, 2018:

Period Covered	Ounces subject to contract	Average purchase put option	Average sold call option
2019	15,000	$1,250	$1,377

The fair value of these contracts was a liability of $0.1 million at December 31, 2018 (December 31, 2017 - asset of $0.5 million). The options mature through out 2018.
For the year ended December 31, 2018, the Company realized a gain of $3.9 million related to the settlement of option contracts (for the year ended December 31, 2017 - realized losses of $0.6 million). Total unrealized losses for the year ended December 31, 2018 was $0.6 million (for the year ended December 31, 2017 - unrealized gain of $2.6 million). The Company has elected to not apply hedge accounting to the gold option contracts, with changes in fair value recorded in net earnings.
Fuel option contracts
The Company enters into option contracts to hedge against the risk of an increase in the price of diesel fuel. These option contracts are for the purchase of New York Harbour Ultra Low Sulfur Diesel ("ULSD") contracts, which settle on a monthly basis, and the Company believes this is an appropriate manner of managing price risk.
During the year ended December 31, 2018, the Company has designated options as cash flow hedges for the highly probable consumption of diesel. These derivatives meet the hedge effectiveness criteria and are designated in a hedge accounting relationship as a result of the following factors:

•
An economic relationship exists between the hedged item and the hedging instrument. In order to assess the economic relationship between rack ULSD price and the NY Harbour ULSD benchmark, the Company considered both qualitative and quantitative factors. Cash flows in relation to the designated hedged item and hedging instrument are matched since the NY Harbour ULSD option contracts (hedging instrument) expires during the same month as the operational cash flows (hedged item) are expected to be incurred. The correlation between the hedged item and the hedging instrument is highly correlated and closely aligned as the maturity and the notional amount are the same.

•
The hedge ratio is one to one for this hedging relationship, as the hedged item is the diesel price risk that is hedged with a NY Harbour ULSD hedging instrument using one unit of both the hedged and hedging item respectively.

•	Credit risk is not material in the fair value of the hedging relationship.
The Company has identified two sources of potential ineffectiveness: 1) the timing of cash flow differences between the expenditure and the related derivative and 2) the inclusion of credit risk in the fair value of the derivative not replicated in the hedged item. The Company expects the impact of these sources of hedge ineffectiveness to be minimal. The timing of hedge settlements and incurred expenditures are closely aligned, as they are expected to occur within 30 days of each other. As noted above, credit risk is not a material component of the fair value of the Company’s hedging instruments, as all counterparties are reputable Canadian banking institutions and are highly rated.
As at December 31, 2018, the Company has hedged 2.74 million gallons of diesel at a range of $1.83 to $2.09 per gallon.
For the year ended December 31, 2018, the Company has an unrealized loss of $0.5 million recorded in accumulated other comprehensive loss related to the fuel hedges. The Company did not recognize any ineffectiveness on the hedging instruments.
Risks
In the normal course of operations, the Company is exposed to credit risk, liquidity risk and the following market risks: commodity price, market price, interest rate and foreign currency exchange rate. The Company has developed a risk management process to identify, analyze and assess these and other risks, and has formed a Risk Committee to monitor all significant risks to the Company. The Board of Directors has overall responsibility for the oversight of the Company’s risk management framework, and receives regular reports from the Risk Committee.
Commodity price risk
The profitability of the Company’s mining operations is significantly affected by changes in the market price for gold. Gold prices fluctuate on a daily basis and are affected by numerous factors beyond the Company’s control. The supply and demand for gold, the level of interest rates, the rate of inflation, investment decisions by large holders of gold, including governmental reserves, and the stability of exchange rates can all cause significant fluctuations in gold prices. Such external economic factors are in turn influenced by changes in international investment patterns and monetary systems, and political developments. From time to time, the Company will enter into zero cost collars or other financial instruments to manage short term commodity price fluctuations.
Market price risk
The Company’s earnings or loss, cash flows and financial condition are subject to price risk due to fluctuations in the market price of gold and silver. Gold prices have historically fluctuated widely and are affected by numerous factors beyond the Company’s control. For the year ended December 31, 2018, the Company’s revenues and cash flows were impacted by gold prices in the range of $1,146 to $1,349 per ounce. Metal price declines could cause the continued development of, and production from, the Company’s properties to be uneconomic. A 10% change in the gold price would impact the Company's net loss before tax for the year ended December 31, 2018 by $63.0 million (2017 - $54.3 million).
The Company is exposed to fluctuations in the fair value of investments made in equity securities. A 10% increase or reduction in each company’s share price at December 31, 2018 would have increased or reduced other comprehensive (loss) income by $0.8 million (2017 - $3.5 million).
Interest rate risk
Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. All of the Company’s outstanding debt obligations bear interest at fixed rates and are therefore not exposed to changes in future cash flows attributable to changes in market interest rates. The interest rate on the Facility is variable, however, the Facility was undrawn as at December 31, 2018.
The Company is exposed to interest rate risk on its cash and cash equivalents. The cash and cash equivalent interest earned is based on bank account interest rates which may fluctuate. A 1.0% change in the interest rate would result in an increase or decrease of approximately $2.1 million in interest earned by the Company. The Company has not entered into any derivative contracts to manage this risk.
Foreign currency exchange rate risk
Metal sales revenues for the Company are denominated in US dollars. The Company is exposed to currency fluctuations relative to the US dollar on expenditures that are denominated in Canadian dollars and Mexican pesos. These potential currency fluctuations could have a significant impact on production costs and thereby, the profitability of the Company. The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities.
A 10% strengthening or deterioration of these currencies against the US dollar at each balance sheet date would have resulted in a gain recorded in net loss by the amounts shown below. This analysis assumes that other variables, in particular interest rates, remain constant.

	December 31, 2018	December 31, 2017
Impact of a 10% change in foreign exchange rates
Canadian dollar	$1.4	$7.8
Mexican peso	2.1	1.5

The currencies of the Company's financial instruments and other foreign currency denominated liabilities based on notional amounts, denominated in U.S dollar equivalents were as follows:

	Canadian Dollars		Mexican Peso
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

Cash and cash equivalents	$26.8	$43.1	$10.8	$7.1
Equity securities	7.8	35.8	—	—
Amounts receivable	11.9	7.4	21.4	22.0
Other monetary assets	33.0	47.8	5.9	—
Accounts payable and accrued liabilities	(69.1)	(56.1)	(16.8)	(14.7)
Total exposure to currency risk	10.4	78.0	21.3	14.4

Credit risk
Credit risk relates to receivables and other contracts, and arises from the possibility that any counterparty to an instrument fails to perform. For cash and cash equivalents, restricted cash, and receivables, the Company’s credit risk is limited to the carrying amount on the balance sheet. The Company manages credit risk by transacting with highly-rated counterparties and establishing a limit on contingent exposure for each counterparty based on the counterparty’s credit rating. Exposure on receivables is limited as the Company sells its products to a small number of organizations, on which the historical level of defaults is minimal.
The Company's maximum exposure to credit risk is as follows:

	December 31, 2018	December 31, 2017
Cash and cash equivalents	$206.0	$200.8
Concentrate receivable	2.3	3.2
Trade receivables	5.7	4.0
Total financial instrument exposure to credit risk	$214.0	$208.0

Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. The Company manages this risk through regular monitoring of its cash flow requirements to support ongoing operations and expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its business requirements, taking into account anticipated cash flows from operations and holdings of cash and cash equivalents.
(a) Contractual commitments
The following table shows the contractual maturities of debt commitments. The amount presented represents the future undiscounted principal and interest cash flows, and therefore, do not equate to the carrying amounts on the consolidated statements of financial position.

	Less than 1 year	2 - 3 years	4 - 5 years	More than 5 years	Total
Operating and financing leases	3.1	1.5	0.7	0.6	5.9
Accounts payable and accrued liabilities	118.7	—	—	—	118.7
Decommissioning liability	—	6.4	—	47.0	53.4
Contract mining	31.9	32.0	—	—	63.9
Capital commitments	24.5	—	—	—	24.5
	$178.2	$39.9	$0.7	$47.6	$266.4

Contractual obligations exist with respect to royalties (note 19); however gold production subject to royalty cannot be ascertained with certainty and the royalty rate varies with the gold price.
The obligations related to contract mining are based on current mine plans, and are subject to change.
The Company’s future operating cash flow and cash position are highly dependent on gold prices, as well as other factors. Taking into consideration the Company’s current cash position, volatile equity markets, and global uncertainty in the capital markets, the Company is continually reviewing expenditures and assessing business opportunities to enhance liquidity in order to ensure adequate liquidity and flexibility to support its growth strategy, including the development of its projects, while continuing production at its current operations. A period of continuous low gold prices may necessitate the deferral of capital expenditures which may impact the timing of development work and project completion, as well as production from mining operations. In addition, in such a price environment, the Company may be required to adopt one or more alternatives to increase liquidity.